Back to Form 8-K

Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACTS:
Investor relations:	Media relations:
Gregg Haddad	John Aberg
813-865-1284	813-865-5045
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Amy Knapp
813-290-6208

SPECIAL COMMITTEE OF WELLCARE’S BOARD
TO CONDUCT INDEPENDENT INVESTIGATION

Company Confirms Previously Scheduled Quarterly Webcast for November 5,
but Filing of Form 10-Q  for the Quarter Ended September 30, 2007 will be Delayed

TAMPA, FL (November 2, 2007) — WellCare Health Plans, Inc. (NYSE: WCG) today announced that the previously formed special committee of its Board of Directors will conduct an independent investigation into matters raised as part of the ongoing investigation and inquiries by certain federal and state agencies or other regulatory bodies or organizations as well as other governmental or private party proceedings that may commence.  The special committee will also develop and recommend to the Board of Directors for its consideration any remedial measures the special committee finds may be warranted.

As previously disclosed, the members of the special committee are Neal Moszkowski, Christian P. Michalik and Ruben Jose King-Shaw, Jr.  Mr. Moszkowski serves as chairman of the special committee, whose members have all been determined by the Board of Directors to be independent under standards established by the New York Stock Exchange.

The special committee has retained the law firm of Davis Polk & Wardwell to advise and assist it in the conduct of the special committee’s independent investigation.

The special committee will work closely with the audit committee of the Board of Directors as to any accounting matters identified during the special committee’s investigation.  The audit committee has retained the law firm of Goodwin Procter LLP to serve as the audit committee’s counsel.

As previously disclosed, on October 24th, certain federal and state agencies executed a search warrant at the Company’s headquarters in Tampa, Florida.  WellCare is cooperating with the U.S. Department of Justice, the U.S. Federal Bureau of Investigation, the U.S. Department of Health and Human Services Office of Inspector General and the Florida Attorney General’s Medicaid Fraud Control Unit.  To date, the Company has not been advised by these federal and

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state agencies as to the subject matter of their investigations and does not know whether or the extent to which such investigations might lead to fines, penalties, operating restrictions or impacts on the Company’s historical financial statements.  However, the U.S. Department of Justice said in a press release dated October 24, 2007, that “[t]he ongoing investigation does not directly concern, nor should it have any impact upon, the delivery of any health care service to any person.”  In addition, the Company has received requests for information from the Securities and Exchange Commission, and the Company has communicated with regulators in the states in which the Company’s HMO and insurance operating subsidiaries are domiciled regarding the federal and Florida investigations.

The Company also today confirmed that it will hold its quarterly webcast commencing at 8:30 a.m. Eastern Time on Monday, November 5, 2007, as previously scheduled.  However, instead of reporting financial results for the quarter ended September 30, 2007, the Company will report preliminary financial and operating data, which have not been reviewed by the Company’s outside auditors.  Until the independent investigation conducted by the special committee is complete or substantially complete, the Company will not be in a position to file its Form 10-Q for the quarter ended September 30, 2007.  Accordingly, the filing of the Company’s Form 10-Q for the quarter ended September 30, 2007, will be delayed, and the Company will report preliminary financial and operating data on the upcoming quarterly webcast.  The Company plans to release such preliminary data on Monday, November 5, 2007, in advance of the commencement of the quarterly webcast.  The Company is unable to predict how long the special committee’s investigation will take or when it will complete or substantially complete its work.  Depending on when the special committee completes its work, the filing of the Company’s Form 10-K for the year ending December 31, 2007, may also be delayed.  Pending completion of the special committee’s investigation, the Company will not be providing earnings guidance.

Quarterly Webcast
WellCare’s report on its preliminary financial and operating data for the quarter ended September 30, 2007, will be webcast on Monday, November 5, 2007, beginning at 8:30 a.m. Eastern Time.  The Company will not have a question and answer period during the webcast.  A replay will be available beginning approximately one hour following the conclusion of the broadcast.  The webcast is available via the Company’s web site at www.wellcare.com and at www.earnings.com.

About WellCare Health Plans, Inc.
WellCare Health Plans, Inc. provides managed care services exclusively for government-sponsored healthcare programs, focusing on Medicaid and Medicare.  Headquartered in Tampa, Florida, WellCare offers a variety of health plans for families, children, the aged, blind and disabled and prescription drug plans, currently serving more than 2.3 million members nationwide.  For more information about WellCare, please visit the Company’s website at www.wellcare.com.

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Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this release which are not historical fact may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  The Company intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act.  Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “predicts,” “potential,” “continues” and similar expressions are forward-looking statements.  Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual future results to differ materially from those projected or contemplated in the forward-looking statements.  These risks and uncertainties include, but are not limited to: the outcomes of the pending governmental investigations and other proceedings; the outcome of the Company’s special committee investigation; the potential expiration, cancellation, termination, suspension or non-renewal of the Company’s state or federal contracts (including as a result of our breach of a material provision of a contract or upon violation of relevant laws or regulations); the Company’s lack of prior operating history in expansion markets such as Georgia, Missouri and Ohio, including lack of experience with network providers and health benefits management in such markets; the Company’s lack of prior operating history in its PDP program and private fee-for-service (PFFS) program; the Company’s ability to accurately predict and effectively manage health benefits and other operating expenses, including the Company’s ability to reinsure certain risks related to medical expenses; the potential for confusion in the marketplace concerning PDP and PFFS programs resulting from, among other things, the proliferation of health care options facing Medicare beneficiaries and the complexity of the PDP and PFFS programs, including the benefit structures and the relative lack of awareness of these programs among health care providers, pharmacists, patient advocates and state regulators; the Company’s ability to accurately estimate incurred but not reported medical costs; risks associated with future changes in laws applicable to the Company’s business, including repeal or modification of the Medicare Modernization Act of 2003 or any portion thereof; potential reductions in funding for government healthcare programs, including proposals in Congress to reduce funding of Medicare Advantage programs; risks associated with periodic government rate reimbursement adjustments, including the timing of the CMS risk-corridor payments to PDP providers and other program reconciliations; risks associated with negative publicity regarding the health insurance industry, including government programs managed care organizations; the Company’s ability to develop processes and systems to support its operations and future growth; regulatory changes and developments, including potential marketing restrictions, sanctions, governmental investigations or premium recoupments; potential fines, penalties or operating restrictions resulting from regulatory audits, examinations, investigations or other inquiries; risks associated with the Company’s acquisition strategy; risks associated with the Company’s efforts to expand into additional states, counties and lines of business; risks associated with the Company’s substantial debt obligations; and risks associated with the Company’s rapid growth, including the Company’s ability to attract and retain qualified management personnel.  Additional information concerning these and other important risks and uncertainties can be found under the headings “Forward-Looking Statements” and “Risk Factors” in the Company’s 2006 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2007, and in the Company’s periodic reports filed from time to time with the Securities and Exchange Commission, which contain discussions of the Company’s business and the various factors that may affect it.  The Company specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

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